Clinical Trials with dianhydrogalactitol (VAL-083) in MGMT-unmethylated Glioblastoma

Jeffrey Bacha[1], Anne Steino[1], John Langlands[1], Sarath Kanekal[1], Richard Schwartz[1], Lorena M. Lopez[1], Barbara O'Brien[2], Zhong-ping Chen[3], Marta Penas-Prado[2], Dennis M. Brown[1]

[1]DelMar Pharmaceuticals, Inc., Vancouver, Canada and Menlo Park, California, USA; [2]Department of Neuro-Oncology, The University of Texas MD Anderson Cancer Center, Houston, TX, USA; [3]Sun Yat-Sen University Cancer Center, Guangzhou, China

ABSTRACT #5235

Glioblastoma (GBM) is the most common and aggressive primary brain cancer. Current standard-of-care includes surgery, radiation and treatment with temozolomide (TMZ), however nearly all tumors recur and the prognosis for recurrent GBM is dismal. Resistance to TMZ is correlated with expression of the DNA repair enzyme O6-methylguanine-DNA-methyltransferase (MGMT), which is highly expressed in a majority of GBM tumors. Deficiencies in the DNA mismatch repair (MMR) system is implicated in a secondary resistance mechanism to TMZ.

VAL-083

Dianhydrogalactitol (VAL-083) is a first-in-class bi-functional DNA-targeting agent that exhibited activity against GBM in NCI-sponsored clinical trials both as a single agent and in combination with radiotherapy. VAL-083 readily crosses the blood-brain barrier and accumulates in brain tumor tissue. We have demonstrated that VAL-083 targets N7-Guanine and rapidly induces interstrand DNA cross-links, leading to DNA double-strand breaks, S/G2 cell-cycle arrest and cell death in GBM cell lines and GBM cancer stem cells (CSCs) *in vitro*. This unique N7-guanine targeting mechanism not only circumvents MGMT-mediated chemo-resistance but also maintains cytotoxic activity in cancer cells deficient in mismatch repair (MMR). These data suggest VAL-083 may offer a superior chemotherapeutic alternative in the treatment of *MGMT*-unmethylated or MMR deficient GBM.

BACKGROUND

Mechanism of VAL-083 via crosslinks at N7 of guanine


2 guanine bases on DNA
VAL-083
VAL-083 – interstrand crosslink (ICL)
Mechanism of temozolomide via alkylation at O6 of guanine
temozolomide converts to active state (MTIC) at physiological pH
guanine base on DNA
alkylation of O6 guanine

Figure 1. The N7-targeting mechanism of action of VAL-083 differs from those of O6-alkylating agents like temozolomide and nitrosoureas.

VAL-083 is a DNA-targeting agent with a unique mechanism of action

VAL-083 is a bifunctional DNA-targeting agent, with a mechanism of action that differs from other DNA-targeting agents.[1] VAL-083 introduces irreversible DNA interstrand crosslinks (ICLs) at the N[7]-position of guanine leading to persistent DNA DSBs and cancer cell death. The DNA DSBs persists for 24-72h after VAL-083 pulse treatment, ultimately leading to S/G2 phase cell cycle arrest and cell death through two parallel pathways: **p53-dependent** and **p53-independent (Figure 2).**[2]



FIGURE 2. Mechanisms of action of VAL-083 induced chemotherapeutic cytotoxicity. Apoptosis can be induced through either p53 dependent or p53 independent pathways. BRCA1 dysfunction, which is common in ovarian cancer, increases the cytotoxic potential of VAL-083.

This distinct mechanism of action of VAL-083 suggests that VAL-083 may offer a treatment alternative against tumors with p53-, MMR-, or MGMT-mediated resistance to chemotherapeutic agents, including temozolomide and nitrosoureas.

VAL-083	MGMT		p53	
	high	low	proficient	defective
MMR+	sensitive	sensitive	sensitive	sensitive
MMR-	sensitive	sensitive	sensitive	sensitive
NHEJ+	sensitive	sensitive	sensitive	sensitive
NHEJ-	sensitive	sensitive	sensitive	sensitive

Temozo-lomide	MGMT		p53	
	high	low	proficient	defective
MMR+	resistant	sensitive	sensitive	sensitive
MMR-	resistant	resistant	resistant	resistant
NHEJ+	resistant	sensitive	sensitive	sensitive
NHEJ-	resistant	sensitive	sensitive	sensitive

VAL-083 ACTIVITY IS INDEPENDENT OF MGMT AND MMR DNA REPAIR SYSTEMS

The mechanism-of-action of VAL-083 differs from other alkylating agents and ***overcomes both MGMT- and MMR-related resistance to temozolomide, in vitro.***

VAL-083 was better than TMZ for inhibiting tumor growth in GBM cell lines SF188, U251, and T98G, and the activity of VAL-083 was independent of MGMT, suggesting VAL-083 can overcome the primary TMZ-resistance mechanism (Figure 3).

Table 1. TMZ resistance and MGMT status in GBM cell lines SF188, U251, and T98G

GBM cell line	SF188	U251	T98G
TMZ resistance	++	+	+++
MGMT status	Methylated	Methylated	Unmethylated



Figure 3. TMZ vs. VAL-083 in Adult GBM Cell Lines (3000 cells/well, 72-h exposure)

VAL-083 cytotoxic activity is independent of cancer cell's Mismatch Repair (MRR)-status, suggesting that VAL-083 can overcome the secondary TMZ-resistance mechanism (Figure 4).


LoVo-PS100092
LoVo-PS-MSH2
HCT116-PS100092
HCT116-PS-MLH1
Log (VAL-083 [M])

Figure 4. Cytotoxicity of VAL-083 in isogenic human colorectal cancer cell lines using the crystal violet assay. MMR-proficient cell lines, HCT116-PS-MLH1 and LoVo-PS-MSH2, were established by lentiviral infection. HCT116-PS100092 is the MLH1-deficient cell line, HCT116-PS-MLH1 is the MLH1-proficient cell line; LoVo-PS100092 is the MSH2-deficient cell line, and LoVo-PS-MSH2 is the MSH2-proficient cell line. N=3.

VAL-083 POTENTIATES RADIATION AND IS ACTIVE AGAINST GBM CANCER STEM CELLS

VAL-083 (5 μM) overcame TMZ-resistance in both GBM tumor cells and GBM tumor stem cells independent of MGMT (Figure 5). In addition, when VAL-083 was added to CSC cultures at low micromolar doses (1μM) with or without 2Gy radiation, VAL-083 acted as a radio-sensitizer against CSC's in all cultures tested (Figure 5C)[8].


MGMT expressing GBM tumor cells
MGMT expressing GBM tumor stem cells
A
B
C
7996 non-CSC No XRT
7996 non-CSC + XRT
7996 CSC No XRT
7996 CSC + XRT
Proportion of viable cells

FIGURE 5. Cell viability analysis at day 6 post treatment for the paired (A) non-CSC and (B,C) CSC MGMT-expressing 7996 cultures. MGMT expressing GBM tumor cells and GBM tumor stem cells were treated with TMZ (50 μM) or VAL-083 (1 or 5 μM) either with or without radiation (2Gy).

TABLE 2: Historical data comparing randomized clinical trials of VAL-083 versus other chemotherapies used in the treatment of high grade gliomas. Reported median survival of VAL-083 in combination with radiotherapy, and the benefit versus radiotherapy alone is similar or superior to other alkylating agents.

XRT +	VAL-083 (Eagan 1979)[3]	TMZ (Stupp 2005)[4]	BCNU (Walker 1976)[5]	CCNU (Reagan 1976)[6]	ACNU (Takakura 1986)[7]
			Nitrosourea therapy		
Median survival (months)	16.8	14.6	12.5	13.0	8.8
Benefit vs. XRT alone	*8.4*	*2.5*	*2.5*	*1.2*	*n/a*

PHASE II TRIAL IN MGMT-UNMETHYLATED BEVACIZUMAB-NAÏVE RECURRENT GBM

An open label, single-arm, biomarker-driven, Phase 2 study of VAL-083 in patients with MGMT-unmethylated, bevacizumab-naïve recurrent GBM. Currently enrolling at University of Texas MD Anderson Cancer Center

(clinicaltrials.gov identifier: NCT02717962)

Link to trial on clinicaltrials.gov


Surgical Resection
Histologically Confirmed GBM
MGMT
methylated
(not in study)
unmethylated
TMZ+ XRT
TMZ Maintenance
"Stupp Regimen"
Recurrence
VAL-083
n=48

Study Design

- Up to 48 patients with bevacizumab-naïve recurrent GBM with unmethylated-MGMT will be enrolled to determine if VAL-083 treatment with improves overall survival (OS) compared to historical reference control.
- Subjects receive 40mg/m² VAL-083 on days 1,2,3 of a 21 day cycle
- Median OS in the MGMT-unmethylated lomustine of EORTC26101 trial (7.15 months) will serve as the reference control.[9]

Study Status *(data cut-off 31-Oct2017)*

- 27 subjects have been screened and 15 have been enrolled
- 14/15 subjects are alive and 6/15 (40%) have exhibited stable disease
- Side effects (myelosuppression) are similar to prior experience
- Enrollment and treatment is ongoing, median OS has not been reached


1 month
2 months
3 months
4 months
5 months
SD
Treatment period
Post treatment follow-up
Ongoing at data cut-off date
Stable disease reported
Patient death

PHASE II TRIAL IN MGMT-UNMETHYLATED NEWLY DIAGNOSED GBM

An open label, single-arm, biomarker-driven, Phase 2 study of VAL-083 and radiation therapy in patients with newly diagnosed MGMT-unmethylated GBM. Currently enrolling at Sun Yat-sen University Cancer Center

(clinicaltrials.gov identifier: NCT03050736)

Link to trial on clinicaltrials.gov


Surgical Resection
Histologically Confirmed GBM
MGMT
methylated
(not in study)
unmethylated
n=~30
VAL-083 + XRT
VAL-083 Maintenance
Progression
Follow for Survival

Study Design

- Up to 30 patients with newly diagnosed GBM with unmethylated-MGMT will be treated with VAL-083 in combination with standard radiation and compared to historical reference control.
- Progression free survival (PFS) will serve as the primary endpoint.
- Subjects receive 40mg/m² VAL-083 on days 1,2,3 of a 21 day cycle combined with standard radiotherapy (2Gy/day x 5 days) for six weeks followed by VAL-083 maintenance therapy.
- Median PFS in the MGMT-unmethylated arm of the Stupp 2005 trial (5.3 months) will serve as the reference control.
- The study will also assess overall survival (OS) and the safety and tolerability of VAL-083 in combination with a standard-of-care radiation regimen.
- ***Results will support a design of a Phase II/III clinical trial evaluating VAL-083 efficacy with radiation in newly diagnosed MGMT-unmethylated GBM.***

STATUS:
This study is open for enrollment

References:

1. **Zhai B, et al.** Cancer Res. July 2017: 77(13), abstract #2483.
2. **Peng C, et al.** Acta Pharmacol Sin. 2017 Apr;38(4):561-570.
3. **Eagan et al. JAMA.** *1979; 241(19):2046-50*
4. **Stupp et al.** *N Engl J Med 2005; 352(10):997-1003*
5. **Walker et al.** *Cancer Treat Rep 60:713-716 (1976)*
6. **Reagan et al.** *J. Neurosurg 44:186-190 (1976)*
7. **Takakura et al.** *J Neurosurg; 64:53-7 (1986)*
8. **Fouse et al.** *Neuro Oncol. 16 (suppl 5): v83 (2014)*
9. **Weathers et al.** *J Neurooncol;129(3): 487-94 (2016)*